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                                                                    Exhibit 99.2


                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Form 10-Q of Associated Materials Incorporated (the "Company") for the period ended June 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Keith LaVanway, Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2003               By: /s/ D. Keith LaVanway
                                       -----------------------------------------
                                        D. Keith LaVanway
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary
                                        (Principal Financial Officer and
                                        Principal Accounting Officer)


A signed original of this written statement required by Section 906 has been provided to Associated Materials Incorporated and will be retained by Associated Materials Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.